UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds

(Exact name of Registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453

(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707

Registrant's telephone number, including area code

Date of fiscal year end: December 31 Date of reporting period: June 30, 2014

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW
June 30, 2014 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/14)

	YTD (1)	1 Year	3 Year	5 Year	10 Year	Since Inception (2)

Berkshire Focus Fund	3.48%	40.28%	15.82%	25.36%	12.72%	4.92%

Dow Jones Industrial Average	2.68%	15.56%	13.57%	17.83%	7.63%	7.09%
S&P 500® Index	7.14%	24.61%	16.58%	18.83%	7.78%	6.68%
Nasdaq Composite Index	6.20%	31.24%	18.28%	20.59%	9.22%	7.68%

NET ASSETS
6/30/14	$82.2 Million

TOP TEN STOCK HOLDINGS(3)
Workday, Inc. (Class A)	6.96%
Facebook, Inc. (Class A)	6.91%
GT Advanced Technologies, Inc.	6.39%
Palo Alto Networks, Inc.	5.43%
Restoration Hardware Holdings, Inc.	4.83%
ServiceNow, Inc.	4.81%
Salesforce.com, Inc.	4.72%
Tableau Software, Inc. (Class A)	4.52%
Twitter, Inc.	4.41%
Under Armour, Inc. (Class A)	4.16%

TOP TEN SECTORS(5)
Business Software & Services	32.31%
Internet Social Media	14.35%
Internet Software & Services	11.91%
Renewable Energy	7.33%
Semiconductor Equipment	6.39%
Networking Equipment	5.43%
Retail	4.83%
Apparel Clothing	4.16%
Automobile Manufacturers	3.51%
Computer Hardware	3.14%

NET ASSET VALUE
Net Asset Value Per Share	$18.45

(1)	Not annualized for periods of less than one full year.

(2)	The Fund’s inception date was July 1, 1997.

(3)	Stated as a percentage of total net assets as of 6/30/14. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(4)	This chart assumes an initial investment of $10,000 made on June 30, 2004. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(5)	Stated as a percentage of total net assets as of 6/30/14. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

(5)	This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
6/30/2014

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the six-month period ended June 30, 2014, the Berkshire Focus Fund underperformed its primary benchmark index. The Fund generated a total return of +3.48% while the S&P 500® Index – which we consider to be the Fund’s primary benchmark index – had a total return of +7.14% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +2.68% and the Nasdaq Composite Index generated a return of +6.20% during the first half of the year. Please see the Fund Overview section and the accompanying financial statements for more detailed information about the Fund’s longer-term performance. All return data includes reinvested dividends but do not reflect the impact of taxes.

U.S. equity markets sold-off sharply at the beginning of the first quarter as investors grappled with worries about the Federal Reserve’s tapering of monetary stimulus. Also weighing heavily on stocks was uncertainty surrounding slower growth in emerging markets, weak U.S. economic data across-the-board, and geopolitical tensions between Russia and the Ukraine. Setting all concerns aside however, U.S. equity markets were arguably due for a profit-taking pullback after booking outsized gains for calendar year 2013.

During the quarter, U.S. gross domestic product (“GDP”) contracted at a 2.1% annual rate – its sharpest pullback since the recession ended nearly five years ago. Russia added to investor angst during the period after its troops seized control of the predominately pro-Russian Crimea region of Ukraine. For market participants, concerns over the Ukraine were tied up in geopolitical risk that had the potential to become a global economic problem. Unnerved, stock markets came roaring back in February – as just about every disappointing data point for the U.S. economy was written-off as the result of severe weather. In addition, investors cheered the potential end to the diplomatic standoff in the Ukraine after a closely-watched referendum in Crimea voted overwhelmingly to join the Russian Federation. As the quarter progressed, U.S. equity indices marked new highs for the year – then moved mostly sideways for the balance of the period.

U.S. stock markets slowly drifted higher during the second quarter, masking the tremendous performance volatility below the surface. After delivering prodigious returns for the months of January and February – driven in large part by the significant outperformance of our growth-oriented technology companies – many of the Fund’s best-performing investments suddenly became our worst. Beginning in March and extending into May, nearly all of the leading high-growth internet, social media, cloud-based software and biotechnology company stocks experienced a “mini-technology crash.” The Fund’s short-term performance suffered dramatically as a result. Meanwhile, the U.S. economy reaccelerated in the second quarter with GDP coming in at a much stronger-than-expected 4.2% annual rate. U.S. equity markets resumed their upward climb at the end of May and deep into June, as both the Dow Jones Industrial Average and the S&P 500® Index reached new all-time highs.

Looking at the portfolio, among the Fund’s biggest percentage gainers year-to-date were Facebook (FB), Illuminia (ILMN), Netflix (NFLX), Tesla Motors (TSLA) and Under Armour (UA). Other contributors to the Fund were Chipolte Mexican Grill (CMG), SolarCity (SCTY) and Zillow (Z). Some of the Fund’s investments which contributed most to our relative underperformance during the period included Amazon.com (AMZN), NetSuite (N), Splunk (SPLK) and Twitter (TWTR). New additions to the portfolio during the first half included GT Advanced Technologies (GTAT), Palo Alto Networks (PANW), ServiceNow (NOW), SunEdison (SUNE), Tableau Software (DATA) and Zillow (Z).

As always, we thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III Chairman and Chief Investment Officer

Financial Statements
(unaudited)
6/30/2014

PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)

Shares		Value

	COMMON STOCKS – 100.11%	$82,305,776
	(Cost $67,659,972)

	APPAREL CLOTHING – 4.16%	3,420,523
5	Michael Kors Holdings Ltd*	443
57,490	Under Armour, Inc. (Class A)*	3,420,080

	AUTOMOBILE MANUFACTURERS – 3.51%	2,884,321
12,015	Tesla Motors, Inc.*	2,884,321

	BIOTECHNOLOGY – 2.92%	2,399,777
5	Alexion Pharmaceuticals, Inc.*	781
5	Biogen Idec, Inc.*	1,577
13,420	Illumina, Inc.*	2,396,007
5	Regeneron Pharmaceuticals, Inc.*	1,412

	BUSINESS SOFTWARE & SERVICES – 32.31%	26,560,702
67,975	Cornerstone OnDemand, Inc.*	3,128,210
5	FireEye, Inc.*	203
36,925	NetSuite, Inc.*	3,208,044
66,745	Salesforce.com, Inc.*	3,876,550
63,800	ServiceNow, Inc.*	3,953,048
53,355	Splunk, Inc.*	2,952,132
52,130	Tableau Software, Inc. (Class A)*	3,718,433
63,700	Workday, Inc. (Class A)*	5,724,082

	COMPUTER HARDWARE – 3.14%	2,585,518
5	Apple, Inc.	465
28,520	Synaptics, Inc*	2,585,053

	INTERNET SOCIAL MEDIA – 14.35%	11,799,733
84,380	Facebook, Inc. (Class A)*	5,677,930
10	LinkedIn Corp. (Class A)*	1,715
88,440	Twitter, Inc.*	3,623,387
32,560	Yelp, Inc.*	2,496,701

	INTERNET SOFTWARE & SERVICES – 11.91%	9,795,380
10	Amazon.com, Inc.*	3,248
5	Baidu, Inc. – ADR*	934
5	Google, Inc. (Class A)*	2,923
5	Google, Inc. (Class C)*	2,876
5,660	Netflix, Inc.*	2,493,796
5	Pandora Media, Inc.*	146
1,875	The Priceline Group, Inc.*	2,255,625
22,635	TripAdvisor, Inc.*	2,459,519
18,025	Zillow, Inc. (Class A)*	2,576,313

	NETWORKING EQUIPMENT – 5.43%	4,461,239
53,205	Palo Alto Networks, Inc.*	4,461,239

	*non-income producing

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2014 (unaudited)

Shares		Value

	PACKAGED FOODS – 0.92%	753,891
6,050	Keruig Green Mountian, Inc.	753,891

	RENEWABLE ENERGY – 7.33%	6,028,227
44,560	SolarCity Corp.*	3,145,936
127,535	SunEdison, Inc.*	2,882,291

	RESTAURANTS – 2.91%	2,390,778
4,035	Chipotle Mexican Grill, Inc.*	2,390,778

	RETAIL – 4.83%	3,969,978
42,665	Restoration Hardware Holdings, Inc.*	3,969,978

	SEMICONDUCTOR EQUIPMENT – 6.39%	5,255,709
282,565	GT Advanced Technologies, Inc.*	5,255,709

	EXCHANGE TRADED FUNDS – 0.00%	1,508
	(Cost $1,003)
10	Powershares QQQ	939
5	ProShares Ultra QQQ	569

	TOTAL INVESTMENT SECURITIES – 100.11%	82,307,284
	(Cost $67,660,975)

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.11%)	(92,654)

	NET ASSETS – 100.00%	$82,214,630
	Equivalent to $18.45 per share

	*non-income producing

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (unaudited)

ASSETS
Investment securities:
At cost	$67,660,975
At value	$82,307,284
Cash	1,000
Receivable for securities sold	2,832,716
Receivable for capital shares sold	44,146
Dividends and interest receivable	4
Total Assets	85,185,150

LIABILITIES
Payable for securities purchased	2,615,310
Payable for capital shares redeemed	137,103
Payable to affiliate (Note 5)	127,932
Payable to custodian	90,175
Total Liabilities	2,970,520

NET ASSETS	$82,214,630

Net assets consist of:
Paid-in capital	$74,720,208
Accumulated net realized losses from security transactions	(7,151,887)
Net unrealized appreciation on investments	14,646,309
Net Assets	$82,214,630

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	4,457,265

Net asset value and offering price per share	$18.45

Minimum redemption price per share*	$18.08

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014 (unaudited)

INVESTMENT INCOME
Dividends	$26,839
Total Investment Income	26,839

EXPENSES
Investment advisory fees (Note 5)	598,366
Administrative fees (Note 5)	191,907
Interest expense	1,329
Total Expenses	791,602

NET INVESTMENT LOSS	(764,763)

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(5,014,698)
Net change in unrealized appreciation/depreciation on investments	5,650,974

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	636,276

NET DECREASE IN NET ASSETS
FROM OPERATIONS	$(128,487)

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2014 (unaudited) and December 31, 2013

	Six Months	Year
	Ended	Ended
	6/30/14	12/31/13
FROM OPERATIONS:
Net investment loss	$(764,763)	$(860,148)
Net realized gains (losses) from security transactions	(5,014,698)	10,413,713
Net change in unrealized appreciation/
depreciation on investments	5,650,974	9,540,390
Net increase (decrease) in net assets from operations	(128,487)	19,093,955

FROM DISTRIBUTIONS:
Net realized gains from security transactions	–	(8,107,563)
Net decrease in net assets resulting from
distributions paid	–	(8,107,563)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,529,028	25,092,563
Proceeds from reinvested distributions	–	7,988,148
Proceeds from redemption fees (Note 6)	108,457	34,784
Payments for shares redeemed	(19,777,994)	(26,521,424)
Net increase in net assets from
capital share transactions	10,859,491	6,594,071

TOTAL INCREASE IN NET ASSETS	10,731,004	17,580,463

NET ASSETS:
Beginning of period	71,483,626	53,903,163
End of period(a)	$82,214,630	$71,483,626

CAPITAL SHARE ACTIVITY:
Shares sold	1,605,589	1,455,022
Shares reinvested	–	449,530
Shares redeemed	(1,157,581)	(1,730,797)
Net increase in shares outstanding	448,008	173,755
Shares outstanding, beginning of period	4,009,257	3,835,502
Shares outstanding, end of period	4,457,265	4,009,257

(a) Accumulated undistributed net investment income is $0 for the year ended December 31, 2013.

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/14		12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$17.83		$14.05	$11.67	$12.61	$8.66	$4.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.17)		(0.22)	(0.22)	(0.28)	(0.14)	(0.09)
Net realized and unrealized gains
(losses) on investments	0.77		6.26	2.59	(0.73)	4.09	4.03
Total from investment operations	0.60		6.04	2.37	(1.01)	3.95	3.94

Proceeds from redemption fees	.0.02		0.01	0.01	0.07	0.00 (b)	.0.01

LESS DISTRIBUTIONS:
Distributions from net realized gains	0.00		(2.27)	0.00	0.00	0.00	0.00
Total disrtibutions	0.00		(2.27)	0.00	0.00	0.00	0.00

NET ASSET VALUE,
END OF PERIOD	$18.45		$17.83	$14.05	$11.67	$12.61	$8.66

TOTAL RETURN (c)	3.48	%(g)	43.09%	20.39%	(7.45%)	45.61%	83.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$82,215		$71,484	$53,903	$30,191	$30,562	$18,819

Ratio of expenses to average net assets(d)	1.99	%(f)	2.00%	2.00%	2.01%	2.00%	2.00%
Ratio of net investment loss to
average net assets	(1.92	%)(f)	(1.60%)	(1.64%)	(1.88%)	(1.87%)	(1.50%)

Portfolio turnover rate(e)	323.0	%(g)	464.1%	613.8%	796.3%	950.5%	833.0%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(b) Amount is less than $0.01 per share.
(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(d) The ratio of expenses to average net assets includes interest expense. The ratio excluding interest expense would be 2.00% .
(e) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(f) Annualized for periods of less than one full year.
(g) Not annualized for periods of less than one full year.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
 June 30, 2014 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS
 June 30, 2014 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$26,560,702	–	–	$26,560,702
Internet Social Media	11,799,733	–	–	11,799,733
Internet Software & Services	9,795,380	–	–	9,795,380
Renewable Energy	6,028,227	–	–	6,028,227
Semiconductor Equipment	5,255,709	–	–	5,255,709
Networking Equipment	4,461,239	–	–	4,461,239
Retail	3,969,978	–	–	3,969,978
Apparel Clothing	3,420,523	–	–	3,420,523
Automobile Manufacturers	2,884,321	–	–	2,884,321
Computer Hardware	2,585,518	–	–	2,585,518
Biotechnology	2,399,777	–	–	2,399,777
Restaurants	2,390,778	–	–	2,390,778
Packaged Foods	753,891	–	–	753,891
Total Common Stocks	82,305,776	–	–	82,305,776
Exchange Traded Funds	1,508	–	–	1,508
Total Investments	$82,307,284	–	–	$82,307,284

     There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

     Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended December 31, 2013, the Fund increased accumulated net investment income by $860,148 and decreased accumulated net realized losses from security transactions by $860,148.

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six months ended June 30, 2014 were $269,752,233 and $259,337,532, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$63,661,449
Gross unrealized appreciation	$9,168,739
Gross unrealized depreciation	(1,573,882)
Net unrealized appreciation	7,594,857
Undistributed ordinary income	28,052
Accumulated gains	–
Total accumulated gains	$7,622,909

NOTES TO FINANCIAL STATEMENTS
 June 30, 2014 (unaudited)

The cost basis of investments for tax and financial reporting purposes differs primarily due to the deferral of capital losses from wash sales.

There was no distribution paid during for the six months ended June 30, 2014. There was a short-term capital gain distribution paid in the amount of $8,107,563 during the year ended December 31, 2013. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2013, the Fund had no accumulated net realized capital loss carryforwards. During the year ended December 31, 2013, the Fund utilized $2,291,935 of its outstanding capital loss carryforward.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were not paid any Trustee fees and expenses directly by Berkshire Capital during the six months ended June 30, 2014.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six months ended June 30, 2014, Berkshire Capital was paid an investment advisory fee of $598,366 and an administration fee of $191,907 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2014 totaled $127,932.

NOTES TO FINANCIAL STATEMENTS
 June 30, 2014 (unaudited)

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six months ended June 30, 2014, proceeds from redemption fees were $108,457.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2014, National Financial Services Corp. and Charles Schwab & Co. beneficially owned, in aggregate, 43.19% and 27.42% of the Fund, respectively.

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on January 1, 2014 and held through June 30, 2014.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and interest expense. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2014 to
	January 1, 2014	June 30, 2014	June 30, 2014
Actual	$1,000.00	$1,034.80	$10.04

Hypothetical	$1,000.00	$1,014.93	$9.94
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Service Section 871(k)(2)(c) for the Fund was 100%.

Board of Trustees
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive
Suite #302
Milwaukee, WI 53212

Website
www.berkshirefunds.com

© Copyright 2014 The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date 9/5/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date	9/5/14